SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 1998


                                BALL CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Indiana
           -----------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            1-7349                                      35-0160610
--------------------------------         ---------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)



           10 Longs Peak Drive, Broomfield, Colorado    80021-2510
       ------------------------------------------------------------------
            (Address of principal executive office)     (Zip Code)



Registrant's telephone number, including area code:  (303) 469-3131



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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated July 29, 1998



Item 5.  Other Events.

On July 23, 1998, Ball Corporation, an Indiana corporation (the "Company"), and Reynolds Metals Company, a Delaware corporation ("Reynolds"), announced that the Hart-Scott-Rodino waiting period regarding Ball's purchase of Reynolds' North American aluminum beverage can and end assets expired on Tuesday, July 21, 1998.

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Text of Press release disseminated by the Registrant on July 23, 1998.



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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated July 29, 1998


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              BALL CORPORATION
                                              (Registrant)



Date:  July 29, 1998                          By:  /s/ A. R. Schlesinger
                                                   ---------------------
                                                   A. R. Schlesinger
                                                   Vice President and Controller




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                                Ball Corporation
                           Current Report on Form 8-K
                               Dated July 29, 1998

                                  EXHIBIT INDEX


Exhibit          Description

EX-99 Text of a press release disseminated by the registrant on July 23, 1998.

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